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                                  Exhibit 21.1
                      SUBSIDIARIES OF MEDIANEWS GROUP, INC.

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SUBSIDIARY                                                                                   STATE OF INCORPORATION
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Northwest New Mexico Publishing Company.................................................            Delaware
New Mexico-Texas MediaNews LLC (33.8% ownership percentage in Texas-New Mexico Newspapers
   Partnership, which includes: Las Cruces Sun-News, The Deming Headlight, Alamogordo
   Daily News, Ruidoso News, The Daily Times (Farmington), Carlsbad Current-Argus, El
   Paso Times)..........................................................................            Delaware
Los Angeles Daily News Publishing Company, (Daily News).................................            Delaware
Long Beach Publishing Company, (Press-Telegram).........................................            Delaware
Graham Newspapers, Inc., (The Graham Leader, KSWA, KWKQ, KLXK, KROO)....................            Delaware
York Newspapers Holdings, Inc. .........................................................            Delaware
York Newspapers, Inc. (York Daily Record, The York Dispatch, York Sunday News)..........            Delaware
     York Newspapers Holdings, L.P. ....................................................            Delaware
     York Newspapers Holdings LLC.......................................................            Delaware
     The York Newspaper Company.........................................................            Delaware
     York Dispatch LLC..................................................................            Delaware
     York Sunday News LLC...............................................................            Delaware
     York Daily Record LLC..............................................................            Delaware
Hanover Publishing Company, (The Evening Sun (Hanover), Lebanon Daily News).............            Delaware
New England Newspapers, Inc. (North Adams Transcript, Brattleboro Reformer, Bennington
   Banner, The Berkshire Eagle (Pittsfield).............................................            Delaware
New England Internet Media Publishing, Inc. ............................................            Delaware
Fitchburg Publishing Company, (The Sentinel & Enterprise)...............................            Delaware
     Fitchburg Internet Media Publishing Company, Inc. .................................            Delaware
Lowell Publishing Company, (The Sun)....................................................            Delaware
     Lowell Internet Media Publishing Company, Inc. ....................................            Delaware
The Denver Post Corporation, (The Denver Post)..........................................            Delaware
     Eastern Colorado Production Facilities, Inc. ......................................            Delaware
     Eastern Colorado Publishing Company, (Fort Morgan Times, Journal-Advocate
     (Sterling), Lamar Daily News)......................................................            Delaware
MediaNews Group Interactive, Inc. ......................................................            Delaware
Rate Watch, Inc. .......................................................................            Delaware
MNG/PowerOne Media Holding Company, Inc. ...............................................            Delaware
New Mexico-Texas MediaNews Group Interactive, Inc. .....................................            Delaware
West Coast MediaNews LLC (54.23% Ownership percentage in California Newspapers
     Partnership which includes:  The Oakland Tribune, Tri-Valley Herald (Pleasanton),
     The Argus (Fremont), The Daily Review (Hayward), Alameda Times-Star, San Mateo
     County Times, Inland Valley Daily Bulletin (Ontario), Enterprise-Record (Chico), San
     Gabriel Valley Tribune, Whittier Daily News, Pasadena Star-News, Times-Standard
     (Eureka), Mercury-Register (Oroville), Times-Herald (Vallejo), Marin Independent
     Journal, Lake County Record-Bee (Lakeport), The Daily Democrat (Woodland), Ukiah
     Daily Journal, Redlands Daily Facts, Red Bluff Daily News, The Sun (San Bernardino),
     Paradise Post, The Reporter (Vacaville), Original Apartment Magazine, LA.com)......            Delaware
     California Newspapers Partnership..................................................           California
Kearns-Tribune, LLC, (The Salt Lake Tribune)............................................            Delaware
Connecticut Newspapers Publishing Company, (Connecticut Post)...........................            Delaware
Alaska Broadcasting Company, Inc., (Northern Television, Inc. KTVA).....................             Alaska
MediaNews Services, Inc. ...............................................................            Delaware
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